EXHIBIT 1

CERTIFICATION OF QUARTERLY REPORT
ON FORM 6-K
FOR THE QUARTER ENDED MARCH 31, 2004

The undersigned are the President and Chief Executive Officer and the Vice President, Finance and the Chief Financial Officer of Meridian Gold Inc. (the “Company”). This Certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This Certification accompanies the Quarterly Report on Form 6-K of the Company, for the quarter ended March 31, 2004.

We certify that such Quarterly Report on Form 6-K fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such Quarterly Report on Form 6-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

     This Certification is executed as of May 6th, 2004.

/s/ Brian J. Kennedy

Brian J. Kennedy
President and Chief Executive Officer

/s/ Peter C. Dougherty

Peter C. Dougherty
Vice President, Finance and Chief Financial Officer

                         Form 52-109FT2 — Certification of Interim Filings during Transition Period

I, Brian J. Kennedy, President and Chief Executive Officer of Meridian Gold Inc., certify that:

1.	I have reviewed the interim filings of Meridian Gold Inc. for the interim period ending March 31, 2004; .

2.	Based on my knowledge, the interim filings do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or that is necessary to make a statement not misleading in light of the circumstances under which it was made, with respect to the period covered by the interim filings;

3.	Based on my knowledge, the interim financial statements together with the other financial information included in the interim filings fairly present in all material respects the financial condition, results of operations and cash flows of the issuer, as of the date and for the periods presented in the interim filings.

Date: May 6, 2004

/s/ Brian J. Kennedy

Brian J. Kennedy
President and Chief Executive Officer

                         Form 52-109FT2 — Certification of Interim Filings during Transition Period

I, Peter C. Dougherty, Vice President, Finance and Chief Financial Officer of Meridian Gold Inc., certify that:

1.	I have reviewed the interim filings of Meridian Gold Inc. for the interim period ending March 31, 2004;

2.	Based on my knowledge, the interim filings do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or that is necessary to make a statement not misleading in light of the circumstances under which it was made, with respect to the period covered by the interim filings;

3.	Based on my knowledge, the interim financial statements together with the other financial information included in the interim filings fairly present in all material respects the financial condition, results of operations and cash flows of the issuer, as of the date and for the periods presented in the interim filings.

Date: May 6, 2004

/s/Peter C. Dougherty

Peter C. Dougherty
Vice President, Finance and Chief Financial Officer